DELAWARE VIP TRUST

Delaware VIP Small Cap Value Series

Supplement to the Series' Standard Class Prospectus
dated April 29, 2005

Effective the earlier of March 27, 2006 or three (3) business days after the Series reaches $1.065 billion in assets the Series will no longer be offered (1) under existing participation agreements for use with new insurance products; or (2) under new participation agreements to insurance companies that seek to include the Series in their products, except for certain insurance companies that have initiated negotiations to add the Series to a new product prior to the date of this supplement. Contract holders of existing insurance companies that offer the Series will be able to continue to make purchases of shares, including purchases through reinvestment of dividends or capital gains distributions, and exchanges, regardless of whether they own, or have owned in the past, shares of the Series. The Series reserves the right to modify this policy at any time.

This supplement is dated February 24, 2006.